PAGE 1
KEYSTONE INTERNATIONAL FUND INC.
SEEKS LONG-TERM GROWTH FROM FOREIGN SECURITIES

Dear Shareholder:

We are pleased to update you on the activities of Keystone International Fund Inc. for the six-month period ended April 30, 1997. Following this letter, we have included an interview with Keystone's International Team leader and portfolio manager of your fund, Gilman C. Gunn, discussing portfolio strategy.

PERFORMANCE OF YOUR FUND

Keystone International Fund Inc. returned 11.96% for the six-month period and 11.53% for the twelve-month period ended April 30, 1997.
  We believe your Fund delivered a strong performance as it significantly outperformed its benchmark, the Morgan Stanley Capital International EAFE Index, during the six-month and twelve-month periods. EAFE, which measures stock performance in Europe, Australia and the Far East, returned 1.57% for six months and (.88%) for the 12 months. The Fund's performance, we believe, was due primarily to our management of currency exposure at a time when the U.S. dollar soared against foreign currencies, our emphasis on Europe and limited investments in Japan.
  Keystone International Fund performed in the top quartile of Lipper Analytical Services' international equity fund category for the six- and twelve-month periods ended April 30, 1997.1 In addition, the Fund's long-term record has earned it a four-star rating from Morningstar through April 30, 1997.2

INTERNATIONAL MARKETS RECAP

Attractive gains were recorded for the six-month period by the major equity markets around the world, with the exception of Japan. The emerging markets of Latin America also performed well. With a worldwide economic recovery underway, tame inflation, low interest rates and stronger corporate profits, the overall investment environment was positive.

EUROPEAN MARKETS STRENGTHEN

Europe continued its comeback during the past six months. After being written off for years by many financial experts because of high interest rates, slow growth and government policies that hindered investment performance, Europe has mounted an economic revival. Interest rates are at their lowest levels in decades, inflation is minimal, companies are in the midst of restructuring to become more efficient and governments are dealing with fiscal laxity.
  Equity markets in the region have responded, as evidenced by many markets reaching record highs during the past six months. In fact, Germany, France and Britain have all seen their stock exchanges climb to the double-digit mark thus far in 1997. Your Fund's heavy weighting in this region significantly boosted its overall performance.

JAPAN CONTINUED TO LAG
The world's second largest stock market remained volatile as it battled a weak yen and economy and worries about its financial system. The Nikkei 225-stock index returned (0.2%) for the six months. There was one bright spot in Japan,

(1) SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUND RATING SERVICE. KEYSTONE INTERNATIONAL FUND'S PERFORMANCE RANKED 36 OUT OF 397 INTERNATIONAL EQUITY FUNDS FOR THE 6 MONTHS ENDED 4/30/97, 72 OUT OF 358 FUNDS FOR ONE YEAR, 35 OUT OF 84 FUNDS FOR FIVE YEARS AND 28 OUT OF 29 FUNDS FOR 10 YEARS. PERFORMANCE IS BASED ON TOTAL RETURN WHICH INCLUDES REINVESTMENT OF DIVIDENDS, AND DOES NOT INCLUDE THE EFFECTS OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: MORNINGSTAR. MORNINGSTAR PROPRIETARY RATING REFLECTS HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF 4/30/97. THESE RATINGS ARE SUBJECT TO CHANGE MONTHLY. THEY ARE CALCULATED FROM THE FUND'S THREE-YEAR AVERAGE ANNUAL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY T-BILL RETURNS. 10 PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE FIVE STARS, 22.5 PERCENT RECEIVE FOUR STARS. MORNINGSTAR RATINGS WERE BASED ON 492 INTERNATIONAL EQUITY FUNDS.

                                 -- CONTINUED--

PAGE 2
KEYSTONE INTERNATIONAL FUND INC.

however. Japan's large exporting companies. These firms were among the biggest benefactors of the U.S. dollar's 21% rise against the yen in the 12 months ended April 30, 1997. A robust dollar boosted the earnings growth of many multinational companies that receive substantial earnings from exports. A strong dollar makes their products more competitive in the global marketplace. Your Fund benefitted from this market event as three of its major equity holdings as of April 30, 1997 were Sony, Fuji Film and Toyota -- all Japanese exporters.

OUR OUTLOOK
Controlled inflation, stronger economic growth and moderate interest rates around the world are creating positive investment environments for numerous international markets. We expect this environment to spur attractive growth opportunities for the Fund throughout the remainder of 1997.
  In Europe, prospects for a strengthening economic recovery seem to be increasing. Corporate restructuring, consolidations and cost cutting are underway. Governments, too, are taking strides to become more fiscally responsible, as they plan for a single currency and a common central bank in 1999. Countries are trying to meet the tough economic criteria for the European Monetary Union (EMU) in 1999, which calls for them to keep their budget deficits below 3% of gross domestic product. However, double-digit unemployment rates suffered in France, Germany and Italy could linger for some time. We believe your Fund is properly positioned to take advantage of this continent's steady recovery.
  Looking to the Far East, Japan's economy finally appears to be on the mend. Corporate restructuring and government deregulation should also positively effect the world's second largest stock market. Also, the yen is showing signs of strengthening against the dollar. As a result, we are currently reevaluating our weighting in Japan.
  Short-term fluctuations in any one market are inevitable, but we believe that Keystone International Fund's diversified portfolio is well positioned to capitalize on the opportunities available around the world, while continuing to seek low volatility. We believe an international component can play an import role in helping investors reach their long-term financial goals.

EVERGREEN KEYSTONE INTEGRATE ALL SERVICE FUNCTIONS
We are also delighted to inform you that Evergreen Keystone successfully integrated all service functions of Evergreen and Keystone Funds in early May. This means you now have full exchange privileges among all Evergreen and Keystone America funds. In addition, you will be receiving the top-flight shareholder service that earned Evergreen Keystone the 1996 DALBAR Quality Tested Service Seal, the highest award for mutual fund service presented by DALBAR, an independent mutual fund survey and rating firm.

Sincerely,
/s/ ALBERT H. ELFNER, III
Albert H. Elfner, III                        (PHOTO OF             (PHOTO OF
CHAIRMAN                                ALBERT H. ELFNER, III  GEORGE S. BISSELL
KEYSTONE INVESTMENT MANAGEMENT COMPANY       GOES HERE)            GOES HERE)

/s/ GEORGE S. BISSELL
George S. Bissell
CHAIRMAN OF THE BOARD

                               A Discussion With
                               Your Fund Manager

                           (PHOTO OF GILMAN C. GUNN
                                  GOES HERE)


   GILMAN C. GUNN IS PORTFOLIO MANAGER OF YOUR FUND AND HEAD OF KEYSTONE'S INTERNATIONAL TEAM. AN INVESTMENT PROFESSIONAL WITH 23 YEARS OF EXPERIENCE, MR. GUNN HAS SPENT MORE THAN TEN YEARS IN INVESTMENT
     MANAGEMENT POSITIONS IN LONDON, KUWAIT AND THAILAND.

   KEYSTONE'S INTERNATIONAL TEAM IS COMPRISED OF SEVERAL INVESTMENT PROFESSIONALS WHO HAVE EXPERTISE IN THE ECONOMIC, POLITICAL AND BUSINESS ENVIRONMENTS IN SPECIFIC AREAS. THE TEAM INCLUDES JOHN MADDEN (NATURAL RESOURCES AND INFRASTRUCTURE), ELEANOR MARSH (FAR EAST) AND FRANCIS X.
                    CLARO AND ANTONIO DOCAL (LATIN AMERICA).

(Q) GILMAN, WHAT WOULD YOU SAY TO PEOPLE WHO ARE SKEPTICAL ABOUT THE BENEFITS OF INTERNATIONAL INVESTING AFTER WITNESSING THE U.S. STOCK MARKET'S STRONG PERFORMANCE DURING THE PAST SEVERAL YEARS?

(A) Certainly the U.S. market has been a great place to be invested in during this six-year bull run. But because of this market run up, the stock prices are higher in the U.S. compared to most of the world. Therefore, we believe there is greater value outside the U.S.
  Secondly, many of the world's largest and most successful companies are situated outside the United States. Thirdly, there are numerous growth opportunities that don't exist in the U.S. For example, the privatization of telephone, oil, railroad and electricity companies that were once owned and operated by governments is underway in the developing markets of Latin America and Europe.
  Additionally, a well-diversified portfolio with both international and domestic components just makes good investing sense. We don't believe international investors can fully escape the pains of a U.S. market downturn. But a well-diversified international fund can help offset downturns in one market with good performance in another market. Also, the economic cycles in countries tend to be different. Keystone International Fund offers a well-diversified portfolio of growth and value stocks.

(Q) WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

(A) The Fund's fairly limited holdings in Japan were one of the main factors for its strong six-month performance. And, the Fund's Japanese equities tended to be of large exporters, such as Sony, Fuji Photo Film and Toyota. These stocks all benefitted from the strong U.S. dollar versus the Japanese yen.
  The strong dollar hurt many U.S. investors in international markets. But our hedging strategy turned out to be very beneficial over the past six months. Also, our overweighting in Europe and our positions in the emerging markets of Latin America enhanced the Fund's overall performance.

(Q) HOW HAS THE STRENGTH OF THE U.S. DOLLAR AFFECTED THE FUND?

(A) A strong dollar can negatively impact investors in foreign securities because they, through investing in an international fund, must sell their U.S. dollars to buy foreign currencies, which are then used to purchase securities denominated in those currencies. If, subsequently, the dollar rises then these securities denominated in foreign currencies have unrealized currency loss when converted back to dollars for reporting purposes. Our hedging strategy has been to reduce this currency risk by effectively converting some the foreign currencies into U.S. dollars using hedge contracts. Thus we have "hedged" some of our underlying portfolio position of foreign currencies by converting them into U.S. dollars for a future period. It is this process that helped your fund over the last six months, which was a period of dollar strength.

PAGE 4
KEYSTONE INTERNATIONAL FUND INC.

  We hedge to limit the effects of currency fluctuations. We can vary the hedging between zero and 75% of the Fund's holdings. We have taken a middle course, not making big bets either way on which way the currencies will move. During the past six months, about 53% of our currency exposure was in U.S. dollars. We used foreign exchange contracts to hedge our currency risk. We also kept dollar-denominated cash and invested in some countries whose currencies are linked to the dollar.

(Q) YOU REMAIN FOCUSED ON EUROPEAN EQUITIES. WHAT TYPES OF COMPANIES IN THIS REGION ARE YOU FAVORING?

(A) The European region accounted for 55% of the Fund's assets as of April 30, 1997. Among the industries we find the most attractive are pharmaceuticals, energy and banking.
  There are a few pharmaceutical companies we like for their relative value and product lines. Their stock prices are less expensive than the stock of U.S. pharmaceutical firms. The Swiss company, Novartis (Ciba Geigy has become part of this company) is among the Fund's top ten holdings.
  Energy companies are attractive to us, as well. Our long-term outlook for energy, primarily oil companies, is positive. We believe that third-world countries, as they develop further, will utilize much greater energy amounts. For example, the influx of automobiles in these areas of the world will cause a greater consumption of fuel. For those reasons, we currently have Royal Dutch Petroleum, British Petroleum and France's Societe Nationale Elf Aquitaine among the Fund's top ten holdings.
  Several bank stocks are also attractively valued and offer growth potential.

(Q) TURNING TO THE FAR EAST, WHAT'S YOUR CURRENT ASSESSMENT OF THE JAPANESE MARKET?

(A) At this time, the dynamics are changing. The Japanese economy is showing signs of improving, valuations of Japanese equities are relatively low and the decline of the yen may have run its course. So, we are now in the process of reassessing our Japanese position in the portfolio. During the past year, we reduced the Fund's exposure to Japan from 28.3% of net assets on April 30, 1996 to 17.5% on October 31, 1996 to 14.7% as of April 30, 1997.
  We have, however, reduced our Toyota position (Toyota accounted for 2.62% of the fund's total net assets as of 4/30/97), after it increased 68% since the time we purchased the stock. At this point, we believe there is better value elsewhere in the automotive industry. But overall Japan is looking relatively attractive to us right now.

(Q) WHAT CHANGES HAVE YOU MADE TO THE FUND'S INVESTMENTS DURING THE SIX-MONTH STRETCH?

(A) Although the Fund's portfolio is predominately made up of large company names, we have added several smaller European companies during the past few months. One example is France's Zodiac, a highly diversified business with three core activities: commercial airline seats, emergency exit systems and portable swimming pools. The upturn in the airline manufacturing industry makes this company's prospects attractive to us.
  We also took the significant gains we earned from a few companies of developing markets in Central Europe and sold the shares to free up money for more opportunities in Europe.

(Q) WHAT'S YOUR OUTLOOK ?

(A) Our outlook for the international markets looking out at the remainder of 1997 is favorable.
  Europe and Japan are recovering from their economic doldrums and companies around the world continue their cost cutting measures which should lead to stronger corporate earnings. Macroeconomic policies appear to be positive for businesses. Latin America is posting good growth numbers, inflation is low and its political climates are increasingly pro-business and pro-democracy.
  On the risk side, a string of interest rate hikes in the U.S. to keep inflationary pressures down or a dramatic market correction in the U.S. would most likely trigger a negative reaction by international markets.

TOP 10 HOLDINGS

AS OF APRIL 30, 1997

                                                  PERCENTAGE OF
COMPANY                     INDUSTRY               NET ASSETS
Sony (Japan)                Appliances &                   3.0%
                            Household Durables
Novartis (Switzerland)      Pharmaceuticals                2.9%
Fuji Photo Film (Japan)     Leisure & Tourism              2.7%
Toyota Motor (Japan)        Automobiles                    2.6%
Telecom Italia (Italy)      Telecommunications             2.4%
Nestle (Switzerland)        Food/Household                 2.3%
                            Products
Philips Electronics         Appliances &                   2.3%
  (Netherlands)             Household Durables
Royal Dutch Petroleum       Energy Sources                 2.0%
  (Netherlands)
Elf Aquitaine (France)      Energy Sources                 1.8%
British Petroleum           Energy Sources                 1.7%
  (United Kingdom)

                              (bullet)

            IF YOU HAVE A QUESTION ABOUT YOUR FUND, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400
                            CHARLOTTE, NC 28288-1173

PAGE 6
KEYSTONE INTERNATIONAL FUND INC.

                            Your Fund's Performance

 (Growth of an investment in
 Keystone International Fund, Inc.
 Chart Goes Here)




SIX-MONTH PERFORMANCE            AS OF APRIL 30, 1997
Total return*                                         11.96%
Net asset value               10/31/96               $ 7.69
                               4/30/97               $ 8.61
Distribution                                           None
Capital gains                                          None

* BEFORE DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE (CDSC).

[CAPTION]

HISTORICAL RECORD                   AS OF APRIL 30, 1997
                                        IF YOU     IF YOU DID
CUMULATIVE TOTAL RETURN                REDEEMED    NOT REDEEM
1-year                                    8.53 %      11.53%
5-year                                   70.24 %      70.24%
10-year                                  53.51 %      53.51%

AVERAGE ANNUAL TOTAL RETURN
1-year                                    8.53 %      11.53%
5-year                                   11.23 %      11.23%
10-year                                   4.38 %       4.38%

The "if you redeemed" returns reflect the reduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

  NUMBER                                          MARKET
 OF SHARES                                        VALUE

COMMON STOCKS (86.9%)
              AUSTRALIA (4.0%)
              BANKING (1.0%)
    116,000   National Australia Bank          $  1,587,616
              BEVERAGES & TOBACCO (0.2%)
    162,000   Foster's Brewing Group Ltd.           333,526
              ENERGY SOURCES (1.5%)
    167,507   Broken Hill Proprietary Co. Ltd.    2,361,793
              HEALTH CARE (0.6%)
    773,100   Sonic Health Care Ltd.                964,642
              MACHINERY & ENGINEERING (0.2%)
    125,000   Evans Deakin Industries               316,814
              METALS & MINING (0.5%)
    140,000   WMC Ltd.                              829,759
              TOTAL AUSTRALIA                     6,394,150
              BRAZIL (1.1%)
              UTILITIES (1.1%)
  3,780,000   Centrais Electricas Brasileiras     1,709,619
              CANADA (4.8%)
              BANKING (0.6%)
     81,900   National Bank CDA Montreal
                Quebec                              955,598
              ADVERTISING & PUBLISHING (1.6%)
    147,905   Quebecor, Inc.                      2,535,666
              DIVERSIFIED HOLDINGS (0.7%)
     50,000   Power Corp. of Canada               1,020,043
              FERTILIZER (1.6%)
     32,380   Potash Corp. of Saskatchewan,
                Inc.                              2,499,773
              FINANCIAL SERVICES (0.3%)
      5,200   E-L Financial Corp., Ltd.             532,283
              INVESTMENT COMPANIES (0.0%)
      2,000   BRL Enterprises Inc.                    6,442
              TOTAL CANADA                        7,549,805
              COLOMBIA (0.1%)
              PAPER & PACKAGING (0.1%)
     39,700   Papeles Nacionales (GDR)              188,575
              FINLAND (0.9%)
              DIVERSIFIED HOLDINGS (0.9%)
     31,700   Huhtamaki Group                     1,374,577
  NUMBER                                          MARKET
 OF SHARES                                        VALUE
              FRANCE (8.2%)
              BANKING (1.0%)
     33,853   Credit Commerce de France        $  1,502,258
              BUILDING MATERIALS (1.3%)
     30,467   Lafarge                             1,998,247
              ENERGY SOURCES (1.8%)
     29,455   Societe Nationale Elf Aquitaine     2,856,426
              AUTOMOTIVE SUPPLIES & COMPONENTS (0.9%)
     25,401   Michelin                            1,419,218
              INSURANCE (1.6%)
     40,500   AXA                                 2,491,827
              CHEMICALS (1.6%)
     76,459   Rhone Poulenc S.A.                  2,571,559
    236,135   TOTAL FRANCE                       12,839,535
              GERMANY (4.1%)
              AUTOMOTIVE (1.3%)
     28,500   Daimler-Benz AG                     2,116,353
              BUILDING MATERIALS & COMPONENTS (0.6%)
      3,000   Grohe (Friedrich) AG                  898,198
              CONTAINERS AND PACKAGING (0.5%)
      3,700   Schmalbach Lubeca AG                  811,872
              HEALTH CARE (0.4%)
     17,700   Hoechst AG                            694,999
              MISCELLANEOUS MATERIALS & COMMODITIES (0.3%)
      3,100   SGL Carbon                            432,296
              RETAIL (1.0%)
      5,200   Karstadt AG                         1,558,379
              TOTAL GERMANY                       6,512,097
              HONG KONG (3.2%)
              HOTELS (1.2%)
  6,437,000   Regal Hotels                        1,911,199
              BANKING (2.0%)
     65,477   HSBC Holdings                       1,656,683
    374,400   Wing Hang Bank Ltd.                 1,367,782
                                                  3,024,465
              TOTAL HONG KONG                     4,935,664

PAGE 8
KEYSTONE INTERNATIONAL FUND INC.

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

  NUMBER                                          MARKET
 OF SHARES                                        VALUE
              INDIA (1.1%)
              HEALTH CARE (0.0%)
     59,600   Core Health Care (GDR)           $     59,600
              TEXTILES & APPAREL (1.1%)
     55,000   Reliance Industries (GDS)           1,079,100
     33,000   Reliance Industries (GDR) (a)         647,460
                                                  1,726,560
              TOTAL INDIA                         1,786,160
              INDONESIA (0.0%)
              TEXTILES & APPAREL (0.0%)
         16   Indorama Synthetic                         12
              ITALY (3.0%)
              FOOD & HOUSEHOLD PRODUCTS (0.6%)
     40,500   Industrie Natuzzi (ADR)               901,125
              TELECOMMUNICATIONS (2.4%)
    315,000   Telecom Italia MOB                    990,714
  1,047,000   Telecom Italia                      2,754,821
                                                  3,745,535
              TOTAL ITALY                         4,646,660
              JAPAN (14.7%)
              APPLIANCES & HOUSEHOLD DURABLES (3.0%)
     65,200   Sony Corp.                          4,746,107
              PHARMACEUTICALS (2.5%)
     58,000   Daiichi Pharmaceutical Company        932,131
     73,000   Taisho Pharmaceutical Company       1,805,806
     74,000   Terumo Corp.                        1,125,143
                                                  3,863,080
              ELECTRONIC COMPONENTS (0.9%)
     37,400   Tokyo Electronics                   1,443,731
              FINANCIAL SERVICES (0.8%)
     16,000   Nichiei Co.                         1,285,697
              AUTOMOBILES (2.6%)
    142,000   Toyota Motor Corp.                  4,116,753
              LEISURE & TOURISM (2.7%)
    112,000   Fuji Photo Film Co.                 4,279,356
              OFFICE & BUSINESS EQUIPMENT (2.2%)
     77,000   Canon, Inc.                         1,825,895
    152,000   Fujitsu                             1,580,652
                                                  3,406,547
              TOTAL JAPAN                        23,141,271
  NUMBER                                          MARKET
 OF SHARES                                        VALUE
              MALAYSIA (0.8%)
              LEISURE & TOURISM (0.3%)
     98,500   Genting Berhad                   $    530,777
              FOODS & HOUSEHOLD PRODUCTS (0.5%)
     90,000   Nestle Malay Berhad                   702,565
              TOTAL MALAYSIA                      1,233,342
              MEXICO (0.6%)
              FOOD, BEVERAGES, AND TOBACCO (0.3%)
    101,000   Fomento Economico Mexicano S.A.
                de C.V.                             476,625
              METALS & MINING (0.3%)
     96,500   Industrias Penoles S.A. de C.V.       451,746
              TOTAL MEXICO                          928,371
              NETHERLANDS (8.8%)
              ADVERTISING & PUBLISHING (0.5%)
     40,000   Telegraaf N.V.                        821,229
              APPLIANCES & HOUSEHOLD DURABLES (2.3%)
     68,150   Philips Electronics N.V.            3,557,386
              ENERGY SOURCES (2.0%)
     17,740   Royal Dutch Petroleum Co.           3,170,491
              HEALTH & PERSONAL PRODUCTS (1.0%)
      8,315   Unilever N.V.                       1,617,078
              INSURANCE (1.2%)
     26,920   AEGON N.V.                          1,906,770
              MERCHANDISING (1.1%)
     24,870   Ahold (Kon) N.V.                    1,697,742
              TRANSPORTATION (0.7%)
     27,100   Van Ommeren (Kon)                   1,055,736
              TOTAL NETHERLANDS                  13,826,432
              NEW ZEALAND (0.5%)
              ENERGY SOURCES (0.5%)
    269,900   Fletcher Challenge Energy Ltd.        783,973
              TOTAL NEW ZEALAND                     783,973
              SINGAPORE (0.5%)
              BEVERAGES & TOBACCO (0.5%)
    104,000   Fraser & Neave                        754,404

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

  NUMBER                                          MARKET
 OF SHARES                                        VALUE
              SPAIN (1.9%)
              ENERGY SOURCES (1.0%)
     37,300   Repsol S.A.                      $  1,563,893
              BANKING (0.9%)
     19,600   BCO Santander S.A.                  1,474,642
              TOTAL SPAIN                         3,038,535
              SWEDEN (7.3%)
              APPLIANCES & HOUSEHOLD DURABLES (1.2%)
     33,500   Electrolux AB                       1,921,680
              AUTOMOTIVE (1.2%)
     73,000   Volvo AB                            1,837,865
              BUSINESS & PUBLIC SERVICES (1.1%)
     74,700   Esselte AB                          1,704,501
              ELECTRICAL & ELECTRONICS (0.7%)
     92,000   ABB AB                              1,114,128
              HEALTH & PERSONAL PRODUCTS (1.8%)
     47,492   Astra AB                            1,943,342
     33,700   Pharmacia & Upjohn                    970,872
                                                  2,914,214
              BUILDING MATERIALS & COMPONENTS (1.3%)
    164,700   Swedish Match (b)                     537,474
     78,000   Assa Abloy                          1,526,253
                                                  2,063,727
              TOTAL SWEDEN                       11,556,115
              SWITZERLAND (8.9%)
              BANKING (1.0%)
     14,400   Credit Suisse Group                 1,621,600
              BUILDING PRODUCTS (1.4%)
      2,745   Holderbank Financiere Glarus AG     2,135,890
              BUSINESS & PUBLIC SERVICES (1.3%)
      1,005   SGS Holding                         2,079,404
              PHARMACEUTICALS (2.9%)
        825   Novartis AG Registered Shares       1,086,867
      2,597   Novartis AG Bearer Shares           3,421,324
                                                  4,508,191
  NUMBER                                          MARKET
 OF SHARES                                        VALUE
              FOOD/HOUSEHOLD PRODUCTS (2.3%)
      2,931   Nestle S.A.                      $  3,559,114
              TOTAL SWITZERLAND                  13,904,199
              TAIWAN (0.7%)
              FINANCE (0.7%)
  1,653,374   Chronicle 2001 Mutual Fund (b)      1,062,798
              TOTAL TAIWAN                        1,062,798
              THAILAND (0.1%)
              BUILDING MATERIALS (0.1%)
      7,700   The Siam Cement Public Co., Ltd.      206,336
              TOTAL THAILAND                        206,336
              UNITED KINGDOM (11.6%)
              AIRLINES (1.1%)
    151,900   British Airways                     1,735,648
              ADVERTISING & PUBLISHING (1.0%)
    132,000   Pearson                             1,523,241
              AMUSEMENTS (0.6%)
    153,300   London Clubs International            954,088
              COSMETICS & TOILETRIES (0.2%)
     90,000   Body Shop International               272,042
              DIVERSIFIED HOLDINGS (0.8%)
    178,000   Morgan Crucible Co. PLC             1,252,058
              FOOD, BEVERAGES, AND TOBACCO (1.3%)
    118,686   B.A.T. Industries                     998,347
    122,891   Guinness                            1,015,793
                                                  2,014,140
              HEALTH & PERSONAL CARE (0.8%)
    420,200   London International Group          1,236,083
              LEISURE & TOURISM (1.3%)
    189,188   Compass Group                       2,072,789
              CONGLOMERATES (0.5%)
    316,184   Lonrho PLC                            707,186
              MERCHANDISING (0.4%)
    199,292   Tie Rack                              623,393
              PHARMACEUTICALS (0.8%)
     63,500   Glaxo Wellcome PLC                  1,248,387

PAGE 10
KEYSTONE INTERNATIONAL FUND INC.

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

  NUMBER                                          MARKET
 OF SHARES                                        VALUE
              ENERGY SOURCES (1.7%)
    236,082   British Petroleum Co. PLC        $  2,709,012
              TELECOMMUNICATIONS (1.1%)
    130,800   British Telecommunications            958,211
    188,717   Vodafone Group                        844,180
                                                  1,802,391
              TOTAL UNITED KINGDOM               18,150,458
              TOTAL COMMON STOCKS
                (COST-- $106,289,123)           136,523,088
PREFERRED STOCKS (3.6%)
              BRAZIL (3.6%)
              CONGLOMERATE (0.9%)
     56,500   Vale Do Rio Doce Navegacao S.A.     1,439,727
     56,500   Vale Do Rio Doce Navegacao S.A.,
                B Shares                                  0
                                                  1,439,727
              DIVERSIFIED HOLDINGS (1.3%)
  2,335,000   Itausa Investimentos Itau SA        1,976,023
              INDUSTRIAL COMPONENTS (0.2%)
     29,200   Cofap Cia Fab Peca (b)                302,022
              RETAIL (0.2%)
 20,200,000   Lojas Americanas SA                   286,808
              UTILITIES (1.0%)
  1,160,000   Cia Riograndense de Telecom         1,516,126
              TOTAL PREFERRED STOCKS
                (COST-- $5,601,942)               5,520,706
  NUMBER                                          MARKET
 OF SHARES                                        VALUE
RIGHTS (0.0%)
              GERMAN (0.0%)
              AUTOMOTIVE (0.0%)
     28,500   Daimler-Benz AG exp. 5/13/97 (b) $      2,469
              TOTAL RIGHTS (COST-- $0.00)             2,469
 MATURITY
   VALUE
SHORT-TERM INVESTMENT (7.9%)
REPURCHASE AGREEMENT (7.9%)
$12,335,886   Investment in repurchase
                agreement, in a joint trading
                account, purchased 4/30/97,
                5.504%, maturing 5/1/97
                maturity value $12,335,886 (c)   12,334,000
              TOTAL SHORT-TERM INVESTMENTS
                (COST-- $12,334,000)             12,334,000
              TOTAL INVESTMENTS
                (COST-- $124,225,065) (98.4%)   154,380,263
       FOREIGN CURRENCY HOLDINGS (0.6%)
              Brazilian Real                        847,358
              French Franc                            4,455
              New Taiwan Dollar (d)                  59,016
              TOTAL FOREIGN CURRENCY HOLDINGS
                (COST-- $922,382)                   910,829
              OTHER ASSETS AND LIABILITIES--
                NET (1.0%)                        1,554,473
              NET ASSETS (100%)                $156,845,565

 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(b)  Non-income-producing security.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.
(d) Investments denominated in the local currency and/or foreign currency holdings of certain countries are considered illiquid due to foreign exchange restrictions of these markets.

LEGEND OF PORTFOLIO ABBREVIATIONS:
ADR-- American Depository Receipt
GDR-- Global Depository Receipt
GDS-- Global Depository Share

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (UNAUDITED)

                                                                                                       UNREALIZED
        EXCHANGE                                                   IN EXCHANGE    U.S. $ VALUE AT    APPRECIATION/
          DATE                                                     FOR U.S. $     APRIL 30, 1997     (DEPRECIATION)

Forward Foreign Currency Exchange Contracts to Sell:
Contracts to Deliver
07/09/97                     3,870,368  Australian Dollar          $3,000,000       $ 3,016,853        $  (16,853)
05/20/97                     5,340,763  British Pound               8,530,000         8,653,143          (123,143)
05/20/97                     2,576,854  Finnish Markka                515,000           496,234            18,766
05/20/97                     2,437,025  Finnish Markka                476,000           469,307             6,693
05/06/97                    57,653,598  French Franc               10,429,000         9,881,906           547,094
05/06/97                     7,173,228  French Franc                1,241,000         1,229,501            11,499
05/20/97                     8,440,623  German Mark                 5,029,000         4,880,595           148,405
05/20/97                     5,022,272  German Mark                 2,941,000         2,904,013            36,987
07/28/97                 2,452,108,250  Japanese Yen               19,700,000        19,575,267           124,733
05/20/97                    18,328,100  Netherlands Guilder         9,727,000         9,420,083           306,917
05/20/97                     8,779,520  Netherlands Guilder         4,573,000         4,512,405            60,595
05/20/97                     1,176,416  Netherlands Guilder           610,000           604,642             5,358
06/13/97                        96,914  New Zealand Dollar             68,000            67,098               902
05/20/97                    12,691,532  Swiss Franc                 8,697,000         8,628,606            68,394
05/20/97                     6,724,547  Swiss Franc                 4,555,000         4,571,825           (16,825)
05/20/97                     2,119,464  Swiss Franc                 1,443,000         1,440,962             2,038
                                                                                                        1,181,560

Forward Foreign Currency Exchange Contracts to Buy:
Contracts to Receive
05/20/97                     2,642,470  British Pound               4,310,000         4,281,348           (28,652)
05/20/97                     5,586,196  German Mark                 3,356,000         3,230,089          (125,911)
05/20/97                    12,014,575  Netherlands Guilder         6,428,000         6,175,124          (252,876)
05/20/97                     9,394,985  Swiss Franc                 6,501,000         6,387,379          (113,621)
                                                                                                         (521,060)
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts                             $  660,500

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE INTERNATIONAL FUND INC.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       SIX MONTHS
                                                                         ENDED
                                                                     APRIL 30, 1997    YEAR ENDED OCTOBER 31,
                                                                      (UNAUDITED)               1996
NET ASSET VALUE BEGINNING OF PERIOD                                        $7.69                 $7.11
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                               (0.04)                (0.02)
Net realized and unrealized gain (loss) on investments and foreign
  currency related transactions                                             0.96                  0.75
Total from investment operations                                            0.92                  0.73
LESS DISTRIBUTIONS FROM:
Net investment income                                                          0                 (0.09)
In excess of net investment income                                             0                 (0.01)
Net realized gains on investments and foreign currency related
  transactions                                                                 0                 (0.05)
Total distributions                                                            0                 (0.15)
NET ASSET VALUE END OF PERIOD                                              $8.61                 $7.69
TOTAL RETURN (A)                                                           11.96%                10.47%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                            2.42%(b)              2.43%
  Total expenses excluding indirectly paid expenses                         2.41%(b)              2.42%
  Net investment income (loss)                                             (0.84%)(b)            (0.21%)
Portfolio turnover rate                                                       43%                   52%
Average commission rate paid                                             $0.0008               $0.0011
NET ASSETS END OF PERIOD (THOUSANDS)                                    $156,846              $147,911

                                                                                                  ONE MONTH
                                                                                                    ENDED
                                                                                                 OCTOBER 31,
                                                                                1995               1994(C)
NET ASSET VALUE BEGINNING OF PERIOD                                              $7.77                $7.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                                      0.07                    0
Net realized and unrealized gain (loss) on investments and foreign
  currency related transactions                                                   0.05                 0.10
Total from investment operations                                                  0.12                 0.10
LESS DISTRIBUTIONS FROM:
Net investment income                                                            (0.04)                   0
In excess of net investment income                                                   0                    0
Net realized gains on investments and foreign currency related
  transactions                                                                   (0.74)                   0
Total distributions                                                              (0.78)                   0
NET ASSET VALUE END OF PERIOD                                                    $7.11                $7.77
TOTAL RETURN (A)                                                                  2.19%                1.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                                  2.57%                2.52%(b)
  Total expenses excluding indirectly paid expenses                               2.56%                 N/A
  Net investment income (loss)                                                    0.88%               (0.20%)(b)
Portfolio turnover rate                                                             76%                   2%
Average commission rate paid                                                       N/A                  N/A
NET ASSETS END OF PERIOD (THOUSANDS)                                          $128,674             $157,929

 (a) Excluding applicable sales charges.

(b) Annualized.

(c) Calculation based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              YEAR ENDED SEPTEMBER 30,
                                                  1994(C)     1993(C)     1992(C)       1991        1990        1989        1988
NET ASSET VALUE BEGINNING OF PERIOD                  $7.08       $6.01       $5.91       $5.35       $7.51       $6.66       $9.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                             0       (0.03)      (0.01)      (0.01)      (0.07)      (0.14)       0.03
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                        0.62        1.14        0.34        0.83       (1.74)       1.06       (1.60)
Total from investment operations                      0.62        1.11        0.33        0.82       (1.81)       0.92       (1.57)
LESS DISTRIBUTIONS FROM:
Net investment income                                (0.02)          0           0           0           0       (0.07)      (0.08)
In excess of net investment income                   (0.01)      (0.04)      (0.23)      (0.03)          0           0           0
Net realized gains on investments and foreign
  currency related transactions                          0           0           0       (0.23)      (0.35)          0       (1.22)
Total distributions                                  (0.03)      (0.04)      (0.23)      (0.26)      (0.35)      (0.07)      (1.30)
NET ASSET VALUE END OF PERIOD                        $7.67       $7.08       $6.01       $5.91       $5.35       $7.51       $6.66
TOTAL RETURN (A)                                      8.75%      18.59%       5.78%      15.59%     (25.12%)     13.55%     (15.55%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                      2.54%       2.94%       3.41%       3.14%       2.92%       2.65%       2.04%
  Total expenses excluding indirectly paid
    expenses                                           N/A         N/A         N/A         N/A         N/A         N/A         N/A
  Net investment income (loss)                        0.01%      (0.46%)     (0.09%)     (0.07%)     (0.51%)     (0.79%)      0.33%
Portfolio turnover rate                                121%         68%         74%         85%         42%         42%         60%
Average commission rate paid                           N/A         N/A         N/A         N/A         N/A         N/A         N/A
NET ASSETS END OF PERIOD (THOUSANDS)              $154,529    $111,752    $ 64,135    $ 72,923    $ 73,768    $121,047    $115,712

 (a) Excluding applicable sales charges.

(b) Annualized.

(c) Calculation based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE INTERNATIONAL FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
 Investments at market value
   (identified cost-- $124,225,065)             $154,380,263
 Foreign currency holdings (identified
   cost-- $922,382)                                  910,829
   Total investments and foreign currency
     holdings (identified cost-- $125,147,447)   155,291,092
 Cash                                                    828
 Unrealized appreciation on open forward
   foreign currency exchange contracts             1,338,381
 Receivable for Fund shares sold                     715,294
 Interest and dividends receivable                   638,687
 Receivable for refundable foreign tax
   withheld                                          129,115
 Receivable for investments sold                         338
 Prepaid expenses                                     45,605
   Total assets                                  158,159,340
LIABILITIES:
 Unrealized depreciation on open forward
   foreign currency exchange contracts               677,881
 Payable for Fund shares redeemed                    291,620
 Payable for foreign taxes withheld                   78,471
 Payable for investments purchased                    74,744
 Other accrued expenses                              191,059
   Total liabilities                               1,313,775
NET ASSETS                                      $156,845,565
NET ASSETS REPRESENTED BY
 Paid-in capital                                $109,594,266
 Accumulated net investment loss                    (767,305)
 Accumulated net realized gains on investments
   and foreign currency related transactions      17,235,368
 Net unrealized appreciation (depreciation) on
   investments and foreign currency related
   transactions                                   30,783,236
   Total net assets                             $156,845,565
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 Net assets of $156,845,565 18,220,590 shares
   outstanding                                         $8.61

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME
 Dividends (net of foreign
   withholding taxes of $136,535)                   $ 1,019,781
 Interest                                               175,506
   Total income                                       1,195,287
EXPENSES
 Distribution Plan expenses          $  763,148
 Management fee                         569,123
 Transfer agent fees                    298,852
 Custodian fees                         134,422
 Professional fees                       17,572
 Administrative service fee               8,441
 Directors fees                           6,387
 Miscellaneous expenses                  45,598
   Total expenses                     1,843,543
   Less: Expenses paid indirectly       (10,613)
 Net expenses                                         1,832,930
 Net investment loss                                   (637,643)
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
 Realized gain on:
   Investments                                       12,485,031
   Foreign currency related
     transactions                                     2,156,946
 Net realized gain on investments
   and foreign currency related
   transactions                                      14,641,977
 Net change in unrealized
   appreciation (depreciation) on:
   Investments                                        4,403,502
   Foreign currency related
     transactions                                      (573,829)
 Net change in unrealized
   appreciation (depreciation) on
   investments and foreign currency
   related transactions                               3,829,673
 Net realized and unrealized gain
   on investments and foreign
   currency related transactions                     18,471,650
 Net increase in net assets
   resulting from operations                        $17,834,007

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                        APRIL 30, 1997        YEAR ENDED
                                                                                         (UNAUDITED)       OCTOBER 31, 1996
OPERATIONS
  Net investment loss                                                                    $   (637,643)       $   (304,691)
  Net realized gain on investments and foreign currency related transactions               14,641,977           4,704,866
  Net change in unrealized appreciation (depreciation)
     on investments and foreign currency related transactions                               3,829,673           9,450,694
     Net increase in net assets resulting from operations                                  17,834,007          13,850,869
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                             0          (1,681,273)
  In excess of net investment income                                                                0            (117,517)
  Net realized gains on investments and foreign currency related transactions                       0            (894,973)
     Total distributions to shareholders                                                            0          (2,693,763)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                               111,947,418         216,278,164
  Payments for shares redeemed                                                           (120,846,414)       (210,495,769)
  Net asset value of shares issued in reinvestment of distributions                                 0           2,297,398
     Net increase (decrease) in net assets resulting from capital share transactions       (8,898,996)          8,079,793
     Total increase in net assets                                                           8,935,011          19,236,899
NET ASSETS:
  Beginning of period                                                                     147,910,554         128,673,655
  End of period [including accumulated net investment loss at April 30, 1997 of
     ($767,305) and at October 31, 1996 of ($129,662)]                                   $156,845,565        $147,910,554

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE INTERNATIONAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone International Fund Inc. (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's primary investment objective is long term growth of capital. As a secondary objective, the Fund seeks modest income from its investments.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term investments with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES

The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund will be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency gains and losses.

2. CAPITAL SHARE TRANSACTIONS

One hundred million shares of the Fund with a par value of $1.00 are authorized for issuance. Transactions in shares of the Fund were as follows:

                           SIX MONTHS ENDED    YEAR ENDED
                               4/30/97          10/31/95
Shares sold                    13,777,400       28,960,907
Shares redeemed               (14,803,422)     (28,130,870)
Shares issued in
  reinvestment of
  distributions                         0          327,732
Net increase (decrease)        (1,026,022)       1,157,769

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the six months ended April 30, 1997 were $55,057,180 and $64,564,811, respectively.

4. DISTRIBUTION PLAN

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays its principal underwriter amounts which are calculated daily and paid monthly.
  The Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group, Inc. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company), ("EKIS"), a wholly-owned subsidiary of Keystone, previously served as the Fund's principal underwriter.
  Under the Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay

PAGE 18
KEYSTONE INTERNATIONAL FUND, INC.

distribution expenses and 0.25% may be used to pay shareholder service fees.
  The Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, at the discretion of the Board of Directors, payments to EKIS and/or EKD may continue as compensation for its services which had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payments thereof by the Fund would be within permitted limits.
  Total unpaid distribution costs at April 30, 1997, amounted to $1,831,536.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory and management agreement dated December 11, 1996, Keystone serves as Investment Advisor and Manager to the Fund. In return, Keystone is paid a management fee computed daily and payable monthly. The management fee is calculated by applying percentage rates, which start at 0.75% and decline, as net assets increase, to 0.45% per annum, to the net asset value of the shares of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Advisor and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the six months ended April 30, 1997, the Fund paid or accrued $8,441 to Keystone for certain accounting services. Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.), a wholly owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Directors receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended April 30, 1997 the Fund paid or incurred custody fees in the amount of $134,422 and received credit of $10,613 pursuant to the expense offset arrangement, resulting in a net custody expense of $123,809. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

ADDITIONAL INFORMATION (UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Frederick Amling                  11,831,967      304,170
  Laurence B. Ashkin                11,832,096      304,040
  Charles A. Austin III             11,832,378      303,758
  Foster Bam                        11,831,884      304,252
  George S. Bissell                 11,827,159      308,978
  Edwin D. Campbell                 11,831,522      304,614
  Charles F. Chapin                 11,832,378      303,758
  K. Dun Gifford                    11,831,420      304,717
  James S. Howell                   11,831,967      304,170
  Leroy Keith, Jr.                  11,832,378      303,758
  F. Ray Keyser                     11,831,294      304,843
  Gerald M. McDonnell               11,832,056      304,081
  Thomas L. McVerry                 11,832,056      304,081
  William Walt Pettit               11,830,886      305,251
  David M. Richardson               11,831,611      304,525
  Russell A. Salton, III M.D.       11,831,859      304,277
  Michael S. Scofield               11,830,886      305,251
  Richard J. Shima                  11,831,549      304,588
  Andrew J. Simons                  11,830,295      305,841

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY.

  Affirmative            11,491,782
  Against                   219,613
  Abstain                   424,742

                                     KEYSTONE
                                FAMILY OF FUNDS
                                    (bullet)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

     (Evergreen Keystone
       FUNDS LOGO HERE)
   P.O. Box 2121
   Boston, Massachusetts 02106-2121


                                    KEYSTONE

                              (PHOTO OF GLOBE HERE)

                                  INTERNATIONAL
                                   FUND INC.

                                 (Evergreen Keystone
                                   FUNDS Logo Here)

                                SEMI-ANNUAL REPORT
                                  APRIL 30, 1997

                            EVERGREEN KEYSTONE FUNDS
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                              200 Berkeley Street
                             Boston, MA 02116-5034